As filed with the Securities and Exchange Commission on November 2, 2004

File Nos. 333-54358

811-05200

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 5	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 108	☒

(Check Appropriate Box or Boxes)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

(Exact Name of Registrant)

METLIFE INVESTORS INSURANCE COMPANY
(Name of Depositor)
22 Corporate Plaza Drive, Newport Beach, California	92660
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

(Depositor’s Telephone Number, including Area Code)

(800) 989-3752

(Name and Address of Agent for Service)

Richard C. Pearson

Executive Vice President

MetLife Investors Insurance Company

22 Corporate Plaza Drive

Newport Beach, California 92660

(949) 629-1317

Copies to:

W. Thomas Conner

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, NW

Washington, DC 20004

(202) 383-0590

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on July 19, 2004, pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered: Individual Variable Annuity Contracts

The prospectus and statement of additional information, each dated May 1, 2004 for the Class A contracts, included in Post-Effective Amendment No. 4 to the registration statement on Form N-4 (File Nos. 333-54358 and 811-05200) filed on April 28, 2004 pursuant to paragraph (b) of Rule 485, are incorporated herein by reference.

METLIFE INVESTORS INSURANCE COMPANY

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

FIRST METLIFE INVESTORS INSURANCE COMPANY

FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

SUPPLEMENT DATED NOVEMBER 22, 2004

TO

PROSPECTUSES DATED MAY 1, 2004 (as supplemented)

This Supplement updates information contained in the prospectuses, dated May 1, 2004 (as supplemented), for the Class A and B variable annuity contracts issued by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California and First MetLife Investors Insurance Company (“we”, “us”, or “our”). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus (or the supplements to the prospectus), write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

Portfolio Mergers

Effective November 22, 2004, the J.P. Morgan Select Equity Portfolio of the Met Investors Series Trust will be merged into the Capital Guardian U.S. Equity Portfolio of the Metropolitan Series Fund, Inc. and the J.P. Morgan Quality Bond Portfolio of the Met Investors Series Trust will be merged into the PIMCO Total Return Portfolio, also of the Met Investors Series Trust. Both the Capital Guardian U.S. Equity and PIMCO Total Return Portfolios are existing investment options under your contract. Following the date of the mergers, the J.P. Morgan Select Equity and the J.P. Morgan Quality Bond Portfolios will no longer be available investment options under your contract. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs, allocated to either the J.P Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be invested in the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively. Any withdrawals or transfers of account value requested from the J.P. Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be withdrawn instead from the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively.

Anticipated Merger of MetLife Investors Distribution Company with and into General American Distributors

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the contracts, MetLife Investors Distribution Company, will be merged with and into its affiliate, General American Distributors (“GAD”), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the contracts. As a part of the merger, the name of GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660. It is not anticipated that the merger will impact the distribution of the contracts or the level of compensation paid in connection with such distribution.

SUPP - PM - A & B

Prospectus Revision

The following replaces the paragraph immediately preceding “Met Investors Series Trust (Class B)” in the section entitled “Investment Options” in the prospectus:

An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based upon a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40%. Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts.

PLEASE READ AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.

2

MetLife Investors Insurance Company

MetLife Investors Variable Annuity Account One

Supplement Dated November 1, 2004

to the Statement Of Additional Information Dated May 1, 2004 (as supplemented)

This is a supplement to the Statement of Additional Information dated May 1, 2004 for the Class VA, AA, B, A, XC, L-3 Year and L-4 Year, and C variable annuity contracts issued by MetLife Investors Insurance Company. This supplement should be read in its entirety and kept together with your Statement of Additional Information (“SAI”) for future reference. If you do not have a copy of the SAI, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

The supplement contains the financial statements of MetLife Investors Insurance Company, which were reissued as of November 1, 2004 to reflect certain corporate transactions described in the Notes to the reissued financial statements. The reissued financial statements follow and replace the financial statements contained in the Statement of Additional Information dated May 1, 2004.

MLI SAI VA, AA, B, A, XC

L-3 Year, L-4 Year, and C F/S

Independent Auditors’ Report

To the Board of Directors and Stockholder of

MetLife Investors Insurance Company:

We have audited the accompanying consolidated balance sheets of MetLife Investors Insurance Company and subsidiaries (the “Company”) as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of MetLife Investors Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, as of January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142.

/s/DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida

April 12, 2004, except for Note 13, as to which the date is November 1, 2004

METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2003 and 2002

(Dollars in thousands, except share and per share data)

	2003	2002
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost: $ 2,307,598 and $1,818,748, respectively)	$2,373,214	$1,859,229
Equity securities, at fair value (cost: $1,141 and $1,178, respectively)	1,228	1,178
Mortgage loans on real estate	222,500	269,911
Policy loans	28,680	28,221
Real estate joint ventures held-for-investment	4,834	4,427
Other limited partnership interests	2,270	2,017
Short-term investments	225,665	129,142
Other invested assets	16,993	-

Total investments	2,875,384	2,294,125
Cash and cash equivalents	149,106	232,773
Accrued investment income	28,168	25,488
Premiums and other receivables	885,435	671,521
Deferred policy acquisition costs	508,437	416,361
Other assets	95,264	65,636
Separate account assets	5,093,170	2,876,807

Total assets	$9,634,964	$6,582,711

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$89,843	$87,078
Policyholder account balances	3,450,348	3,080,448
Other policyholder funds	5,802	6,357
Current income taxes payable	2,934	-
Deferred income taxes payable	6,570	11,396
Payables under securities loaned transactions	387,369	-
Other liabilities	45,693	36,674
Separate account liabilities	5,093,170	2,876,807

Total liabilities	9,081,729	6,098,760

Stockholder’s Equity:
Common stock, par value $2 per share; 5,000,000 shares authorized; 2,899,446 shares issued and outstanding	5,799	5,799
Additional paid-in capital	486,954	430,954
Retained earnings	39,245	39,868
Accumulated other comprehensive income	21,237	7,330

Total stockholder’s equity	553,235	483,951

Total liabilities and stockholder’s equity	$9,634,964	$6,582,711

See accompanying notes to consolidated financial statements.

METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

(Dollars in thousands)

	2003	2002	2001
REVENUES
Premiums	$7,367	$22,630	$12,185
Universal life and investment-type product policy fees	78,502	45,743	45,354
Net investment income	143,295	163,648	173,872
Other revenues	65,150	40,878	2,978
Net investment gains (losses) (net of amounts allocable from deferred acquisition costs of $(5,416), $2,639 and $2,775, respectively)	(19,471)	8,433	1,367

Total revenues	274,843	281,332	235,756

EXPENSES
Policyholder benefits and claims	22,434	36,090	20,703
Interest credited to policyholder account balances	171,065	148,673	122,081
Other expenses (excludes amounts directly related to net investment gains (losses) of $(5,416), $2,639 and $2,775, respectively)	85,482	58,746	70,528

Total expenses	278,981	243,509	213,312

Income (loss) before provision (benefit) for income taxes	(4,138)	37,823	22,444
Provision for income tax (benefit) expense	(3,515)	11,175	7,294

Net income (loss)	$(623)	$26,648	$15,150

See accompanying notes to consolidated financial statements.

METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY FOR THE YEARS ENDED

DECEMBER 31, 2003, 2002 AND 2001

(Dollars in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2000	$5,799	$345,954	$(1,930)	$7,091	$356,914
Capital contribution		85,000			85,000
Comprehensive income:
Net income			15,150		15,150
Other comprehensive losses:
Unrealized investment losses, net of related offsets, reclassification adjustments and income taxes				(1,637)	(1,637)

Comprehensive income					13,513

Balance at December 31, 2001	5,799	430,954	13,220	5,454	455,427
Comprehensive income:
Net income			26,648		26,648
Other comprehensive income:
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes				1,876	1,876

Comprehensive income					28,524

Balance at December 31, 2002	5,799	430,954	39,868	7,330	483,951
Capital contribution		56,000			56,000
Comprehensive income:
Net loss			(623)		(623)
Other comprehensive income:
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes				13,907	13,907

Comprehensive income					13,284

Balance at December 31, 2003	$5,799	$486,954	$39,245	$21,237	$553,235

See accompanying notes to consolidated financial statements.

METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

(Dollars in thousands)

	2003	2002	2001
Cash flows from operating activities
Net income (loss)	$(623)	$26,648	$15,150
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization expenses	-	-	1,771
Amortization of premiums and accretion of discounts associated with investments, net	9,192	(7,178)	(14,059)
(Gains) losses from sales of investments, net	24,887	(11,072)	(4,142)
Interest credited to other policyholder account balances	171,065	148,673	122,081
Universal life and investment-type product policy fees	(78,502)	(45,743)	(45,354)
Change in accrued investment income	(2,681)	(312)	1,787
Change in premiums and other receivables	(209,287)	(385,409)	(261,048)
Change in deferred policy acquisition costs, net	(98,735)	(69,941)	(52,936)
Change in insurance-related liabilities	1,742	21,728	7,398
Change in income taxes payable	(9,380)	12,013	7,234
Change in other liabilities	4,053	5,418	1,279
Other, net	46,488	30,616	42,781

Net cash used in operating activities	(141,781)	(274,559)	(178,058)

Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturities	1,148,693	1,510,965	782,948
Equity securities	-	98	37
Mortgage loans on real estate	48,484	54,327	40,301
Real estate and real estate joint ventures	358	243	190
Purchases of:
Fixed maturities	(1,671,616)	(1,580,423)	(854,418)
Equity securities	-	(66)	(1,166)
Mortgage loans on real estate	(750)	(19)	(10,474)
Real estate and real estate joint ventures	(500)	(1,050)	(3,620)
Other limited partnership interests	(333)	(170)	(1,779)
Net change in short-term investments	(96,525)	(127,785)	3,560
Net change in policy loans	(459)	(776)	629
Net change in payable under securities loaned transactions	387,369	-	-
Other, net	(14,108)	58	3,501

Net cash used in investing activities	(199,387)	(144,598)	(40,291)

Cash flows from financing activities
Policyholder account balances:
Deposits	2,180,147	1,544,875	631,955
Withdrawals	(1,978,646)	(1,063,452)	(417,824)
Net change in short-term debt	-	(8,724)	8,724
Capital contribution	56,000	-	85,000

Net cash provided by financing activities	257,501	472,699	307,855

Change in cash and cash equivalents	(83,667)	53,542	89,506
Cash and cash equivalents, beginning of year	232,773	179,231	89,725

Cash and cash equivalents, end of year	$149,106	$232,773	$179,231

Supplemental disclosures of cash flow information:
Cash paid (refunded) during the year:
Interest	$129	$249	$171

Income taxes	$5,628	$(603)	$-

See accompanying notes to consolidated financial statements.

METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

MetLife Investors Insurance Company and subsidiaries (the “Company”), a Missouri domiciled life insurance company, is a wholly owned subsidiary Cova Corporation (“Cova”), which is a wholly owned subsidiary of MetLife, Inc. (“MetLife”). The Company owns 100% of the outstanding shares of two subsidiaries, First MetLife Investors Insurance Company (“FMLIIC”), a New York domiciled life insurance company and MetLife Investors Insurance Company of California (“MLIICCA”), a California domiciled life insurance company. At December 31, 2002 Cova was sold from General American Life Insurance Company (“GALIC”), a wholly owned subsidiary of GenAmerica Financial Corporation (“Gen America”), to MetLife.

The Company markets and services variable annuities, single premium deferred annuities (“SPDA”), immediate annuities, term life, variable life, and single premium whole life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Missouri State Insurance Department (the “Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Missouri Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

On January 6, 2000, GenAmerica and all of its holdings were acquired by Metropolitan Life Insurance Company (“Metropolitan Life”), a wholly owned subsidiary of MetLife. The acquisition was accounted for using the purchase method of accounting. The net purchase price attributed to the Company was approximately $296,753 thousand and was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. For the purposes of financial reporting, the Company has accounted for the acquisition as if it took place on January 1, 2000.

The excess of the net purchase price over the fair value of net assets acquired of approximately $37,324 thousand was recorded as goodwill and was being amortized on a straight-line basis over 20 years through December 31, 2001 (see “Application of Recent Accounting Pronouncements” below).

The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership’s operations, but does not have a controlling interest. The

Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership’s operations.

The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The significant accounting policies, estimates and related judgments underlying the Company’s consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s businesses and operations.

Certain amounts in the prior years’ consolidated financial statements have been reclassified to conform with the 2003 presentation.

Investments

The Company’s principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) unfavorable changes in forecasted cash flows on asset-backed securities; and (vii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity’s expected losses and expected residual returns and the allocation of such estimates to each party.

The Company’s fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan’s original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

Derivative Financial Instruments

The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company’s financial assets and liabilities or to changing fair values. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. The Company’s derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to Statement of Financial Accounting Standards (“SFAS”) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (“SFAS 133”), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and (v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities, and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses. The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions (“RSATs”), are a combination of a credit default swap and a U.S. Treasury or Agency security, synthetically creating a third replicated security. These derivatives are not designated as hedges. As of December 31, 2003 and 2002, one such RSAT, with a notional amount totaling $10,000 thousand was outstanding. The Company records both the premiums received on the credit default swap over the life of the contract and changes in its fair value in net investment gains and losses.

Cash and Cash Equivalents

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

Deferred Policy Acquisition Costs

The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management’s estimates of gross profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition cost (“DAC”), including value of business acquired (“VOBA”). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

Actual gross profits can vary from management’s estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

DAC for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

Goodwill

The excess of cost over the fair value of net assets acquired (“goodwill”) is included in other assets. On January 1, 2002 the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

Changes in goodwill were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Net balance at January 1	$33,592	$33,592	$35,458
Amortization	-	-	(1,866)

Net balance at December 31	$33,592	$33,592	$33,592

Future Policy Benefits

The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

Other revenues include interest income from a financing agreement, asset management and advisory fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

Income Taxes

The Company applies the concepts of SFAS No. 109, Accounting for Income Taxes (“SFAS 109”), which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted rates in effect for the year in which the differences are expected to reverse. SFAS 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

Reinsurance

The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

In the normal course of business, the Company seeks to limit its exposure to losses on large risks by ceding risks to other insurance enterprises or reinsurers. Reinsurance activities are accounted for as consistent with the terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers periodically.

Separate Accounts

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type products fees.

Application of Recent Accounting Pronouncements

Effective December 31, 2003, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (“EITF 03-1”). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities (“SFAS 115”). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company’s consolidated financial statements.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts of approximately $1,358 thousand, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company’s measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company’s accounting treatment. The initial adoption of SOP 03-1 did not have a material impact on the Company’s separate account presentation and valuation.

In April 2003, the Financial Accounting Standards Board (“FASB”) cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). Issue B36 concluded that (i) a company’s funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 did not have a significant impact on the Company’s consolidated financial statements.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (“SFAS 149”). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company’s adoption of SFAS 149 on July 1, 2003 did not have a significant impact on the Company’s consolidated financial statements.

During 2003, the Company adopted FASB Interpretation (“FIN”) No. 46 Consolidation of Variable Interest Entities—An Interpretation of ARB No. 51 (“FIN 46”) and its December 2003 revision (“FIN 46(r)”). Certain of the Company’s asset-backed securitizations, collateralized debt obligations, structured investment transactions, and investments in real estate joint ventures and other limited partnership interests meet the definition of a variable interest entity (“VIE”) and must be consolidated, in accordance with the transition rules and effective dates, if the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities (“SPEs”), including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions of FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company’s consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (“FIN 45”). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company’s consolidated financial statements.

Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (“SFAS 146”). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity’s commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring. The Company’s activities subject to this guidance in 2003 were not significant.

Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections (“SFAS 145”). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company’s consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of (“SFAS 121”), and the accounting and reporting provisions of Accounting Principles Board (“APB”) Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions (“APB 30”). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142, was $1,866 thousand for the year ended December 31, 2001. There was no impairment of intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

In July 2001, the U.S. Securities and Exchange Commission (“SEC”) released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues (“SAB 102”). SAB 102 summarizes certain of the SEC’s views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company’s consolidated financial statements.

Effective April 1, 2001, the Company adopted EITF No. 99-20, Recognition of Interest Income and Impairment on Certain Investments (“EITF 99-20”). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company’s consolidated financial statements.

Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, had no material impact on the Company’s financial statements. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company’s treatment of derivatives in subsequent accounting periods.

2.	INVESTMENTS

Fixed Maturities and Equity Securities

Fixed maturities and equity securities at December 31, 2003 were as follows:

	Cost or Amortized Cost	Gross Unrealized		Estimated Fair Value
		Gain	Loss
	(Dollars in thousands)
Fixed maturities:
U.S. corporate securities	$1,303,658	$63,693	$5,968	$1,361,383
Mortgage-backed securities	384,962	2,497	2,653	384,806
Foreign corporate securities	136,314	6,242	1,872	140,684
U.S. treasuries/agencies	92,458	435	74	92,819
Asset-backed securities	167,742	2,461	2,212	167,991
Commercial mortgage-backed securities	191,823	1,707	1,138	192,392
Foreign government securities	30,641	2,738	240	33,139

Total fixed maturities	$2,307,598	$79,773	$14,157	$2,373,214

Equity securities:
Common stocks	$1,141	$87	$-	$1,228

Fixed maturities and equity securities at December 31, 2002 were as follows:

	Cost or Amortized Cost	Gross Unrealized		Estimated Fair Value
		Gain	Loss
	(Dollars in thousands)
Fixed maturities:
U.S. corporate securities	$857,262	$54,254	$14,794	$896,722
Mortgage-backed securities	137,200	3,486	1	140,685
Foreign corporate securities	149,019	8,276	392	156,903
U.S. treasuries/agencies	468,065	1,766	69	469,762
Asset-backed securities	129,419	3,492	16,100	116,811
Commercial mortgage-backed securities	69,022	1,640	-	70,662
Foreign government securities	8,735	149	1,226	7,658
Other fixed income assets	26	-	-	26

Total fixed maturities	$1,818,748	73,063	$32,582	$1,859,229

Equity securities:
Common stocks	$1,178	$-	$-	$1,178

The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $134,750 thousand and $144,473 thousand at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $4,138 thousand at December 31, 2003 and a net unrealized loss of $7,827 thousand at December 31, 2002. Non-income producing fixed maturities were $5,061 thousand and $10,573 thousand at December 31, 2003 and 2002, respectively.

The cost or amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity date, are shown below:

	Cost or Amortized Cost	Estimated Fair Value
	(Dollars in thousand)
Due in one year or less	$87,270	$88,911
Due after one year through five years	1,052,813	1,083,236
Due after five years through ten years	291,310	315,376
Due after ten years	131,678	140,502

Subtotal	1,563,071	1,628,025
Mortgage-backed and asset-backed securities	744,527	745,189

Total fixed maturities	$2,307,598	$2,373,214

Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of securities classified as available-for-sale were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Proceeds	$711,798	$1,033,134	$328,351
Gross investment gains	$7,536	$36,165	$16,128
Gross investment losses	$(6,904)	$(12,894)	$(5,448)

Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other than temporarily impaired available-for-sale securities of $21,536 thousand, $13,050 thousand and $4,536 thousand, respectively.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

The following table shows the estimated fair values and gross unrealized losses of the Company’s fixed maturities, aggregated by sector and length of time that the securities have been in continuous unrealized loss position at December 31, 2003:

	Less than 12 months		Equal to or Greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
	(Dollars in thousands)
U.S. corporate securities	$176,494	$4,742	$13,451	$1,226	$189,945	$5,968
Mortgage-backed securities	187,979	2,653	-	-	187,979	2,653
Foreign corporate securities	27,335	1,595	2,576	277	29,911	1,872
U.S. treasuries/agencies	51,076	74	-	-	51,076	74
Asset-backed securities	64,567	1,696	17,197	516	81,764	2,212
Commercial mortgage-backed securities	83,609	1,138	-	-	83,609	1,138
Foreign government securities	912	240	-	-	912	240

Total fixed maturities	$591,972	$12,138	$33,224	$2,019	$625,196	$14,157

There were no equity securities in a continuous unrealized loss position at December 31, 2003.

Securities Lending

Starting in 2003, the Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $371,464 thousand and an estimated fair value of $376,386 thousand were on loan under the program at December 31, 2003. The Company was liable for cash collateral under its control of $387,369 thousand at December 31, 2003. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $7,326 thousand and $7,756 thousand at December 31, 2003 and 2002, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate were categorized as follows:

	December 31,
	2003	2002
	(Dollars in thousands)
Commercial mortgage loans	$223,469	$270,971
Less: Valuation allowances	969	1,060

Mortgage loans	$222,500	$269,911

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, 18%, 10% and 8% of the properties were located in California, Texas and Maryland, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

Changes in mortgage loan valuation allowances were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Balance at January 1	$1,060	$2,372	$-
Additions	132	(184)	2,372
Deductions	(223)	(1,128)	-

Balance at December 31	$969	$1,060	$2,372

A portion of the Company’s mortgage loans on real estate was impaired and consisted of the following:

	December 31,
	2003	2002
	(Dollars in thousands)
Impaired mortgage loans with valuation allowances	$2,997	$5,769
Less: Valuation allowances on impaired mortgages	385	1,060

Impaired mortgage loans	$2,612	$4,709

The average investment in impaired mortgage loans on real estate was $3,701 thousand, $6,729 thousand and $3,694 thousand for the years ended December 31, 2003, 2002 and 2001, respectively. Interest income on impaired mortgage loans was $375 thousand, $527 thousand and $799 thousand for the years ended December 31, 2003, 2002 and 2001, respectively.

Real Estate Joint Ventures

All of the real estate joint ventures consisted of office buildings for the years ended December 31, 2003 and 2002. The Company’s real estate holdings are located primarily in Illinois.

Net Investment Income

The components of net investment income were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Fixed maturities	$114,109	$131,747	$135,722
Mortgage loans on real estate	21,761	25,619	28,777
Real estate joint ventures	269	169	174
Policy loans	2,229	2,178	2,092
Other limited partnership interests	46	68	12
Cash, cash equivalents and short-term investments	8,547	4,350	6,818
Other	(129)	(49)	886

Total	146,832	164,082	174,481
Less: Investment expenses	3,537	434	609

Net investment income	$143,295	$163,648	$173,872

Net Investment Gains (Losses)

Net investment gains (losses), including valuation allowances, were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Fixed maturities	$(20,867)	$10,189	$6,107
Equity securities	(37)	32	37
Mortgage loans on real estate	(131)	782	(2,240)
Real estate joint ventures	(5)	9	11
Derivatives (1)	(3,896)	76	-
Other	49	(16)	227

Total	(24,887)	11,072	4,142
Amounts allocable from deferred policy acquisition costs	5,416	(2,639)	(2,775)

Total net investment gains (losses)	$(19,471)	$8,433	$1,367

(1)	The amounts presented include scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133.

Investment gains and losses have been reduced by deferred policy acquisition cost amortization to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

Net Unrealized Investment Gains (Losses)

The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Fixed maturities	$65,721	$40,481	$30,588
Equity securities	87	-	1,246
Derivatives	2,727	-	-
Other invested assets	152	152	152

Total	68,687	40,633	31,986

Amounts allocable from:
Deferred policy acquisition costs	(36,015)	(29,356)	(24,254)
Deferred income taxes	(11,435)	(3,947)	(2,278)

Total	(47,450)	(33,303)	(26,532)

Net unrealized investment gains	$21,237	$7,330	$5,454

The changes in net unrealized investment gains (losses) were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Balance at January 1	$7,330	$5,454	$7,091
Unrealized investment gains (losses) during the year	28,054	8,647	(9,131)
Unrealized investment (losses) gains relating to:
Deferred policy acquisition costs	(6,659)	(5,102)	5,954
Deferred income taxes	(7,488)	(1,669)	1,540

Balance at December 31	$21,237	$7,330	$5,454

Net change in unrealized investment gains (losses)	$13,907	$1,876	$(1,637)

3.	DERIVATIVE FINANCIAL INSTRUMENTS

The table below provides a summary of notional amount and fair value of derivative financial instruments held at December 31, 2003 and 2002:

	2003			2002
	Notional Amount	Current Market or Fair Value		Notional Amount	Current Market or Fair Value
		Assets	Liabilities		Assets	Liabilities
	(Dollars in thousands)
Financial futures	$226,300	$-	$3,830	$-	$-	$-
Foreign currency swaps	1,381	-	173	-	-	-
Credit default swaps	10,000	104	-	10,000	-	46

Total contractual commitments	$237,681	$104	$4,003	$10,000	$-	$46

The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2003 and 2002:

	December 31, 2002 Notional Amount	Additions	Terminations/ Maturities	December 31, 2003 Notional Amount
	(Dollars in thousands)
BY DERIVATIVE TYPE
Financial futures	$-	$452,600	$226,300	$226,300
Foreign currency swaps	-	1,381	-	1,381
Credit default swaps	10,000	-	-	10,000

Total contractual commitments	$10,000	$453,981	$226,300	$237,681

BY DERIVATIVE STRATEGY
Invested asset hedging	$-	$453,981	$226,300	$227,681
Portfolio hedging	10,000	-	-	10,000

Total contractual commitments	$10,000	$453,981	$226,300	$237,681

The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2003:

	Remaining Life
	One Year or Less	After One Year Through Five Years	After Five Years Through Ten Years	After Ten Years	Total
	(Dollars in thousands)
Financial futures	$226,300	$-	$-	$-	$226,300
Foreign currency swaps	-	1,381	-	-	1,381
Credit default swaps	-	10,000	-	-	10,000

Total contractual commitments	$226,300	$11,381	$-	$-	$237,681

The following table presents the notional amounts and fair values of derivatives by hedge designation at December 31, 2003 and 2002:

	2003			2002
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(Dollars in thousands)
BY TYPE OF HEDGE
Fair value	$227,681	$-	$4,003	$-	$-	$-
Non qualifying	10,000	104	-	10,000	-	46

Total	$237,681	$104	$4,003	$10,000	$-	$46

The Company recognized $10 thousand in net investment income from the periodic settlement of foreign currency swaps that qualify as accounting hedges under SFAS 133, as amended, for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, there were no derivative instruments designated as qualifying accounting hedges under SFAS 133.

During the year ended December 31, 2003, the Company recognized $4,002 thousand in net investment losses related to qualifying fair value hedges. Accordingly, $106 thousand in unrealized market value changes representing losses on fair value hedged investments were recognized in net investment losses during the year ended December 31, 2003. There were no discontinued fair value hedges during the year ended December 31, 2003. There were no derivatives designated as fair value hedges during the years ended December 31, 2002 or 2001.

During the years ended December 31, 2003, 2002 and 2001 there were no cash flow hedges. The Company has no SFAS 133 transition adjustment.

There is no net investment income or expense and no net gains or losses reported in accumulated other comprehensive income at December 31, 2003 that are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment gains and losses, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

For the years ended December 31, 2003 and 2002, the Company recognized $22 thousand and $76 thousand, respectively, in net investment losses from the periodic settlement payments on derivative instruments and $104 thousand and $0, respectively, in net investment gains from changes in fair value related to derivatives not qualifying as accounting hedges. The Company had no derivatives positions during the year ended December 31, 2001.

4.	INSURANCE

Deferred Policy Acquisition Costs

Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

	Value of Business Acquired	Deferred Policy Acquisition Costs	Total
	(Dollars in thousands)
Balance at December 31, 2000	$227,060	$65,572	$292,632
Capitalizations	-	68,505	68,505

Total	227,060	134,077	361,137

Amortization allocated to:
Net investment gains (losses)	-	2,775	2,775
Unrealized investment gains (losses)	(8,662)	2,708	(5,954)
Other expenses	24,531	(5,783)	18,748

Total amortization	15,869	(300)	15,569

Balance at December 31, 2001	211,191	134,377	345,568
Capitalizations	-	103,213	103,213

Total	211,191	237,590	448,781

Amortization allocated to:
Net investment gains (losses)	-	2,639	2,639
Unrealized investment gains (losses)	(4,598)	9,700	5,102
Other expenses	22,994	1,685	24,679

Total amortization	18,396	14,024	32,420

Balance at December 31, 2002	192,795	223,566	416,361
Capitalizations	-	132,072	132,072

Total	192,795	355,638	548,433

Amortization allocated to:
Net investment gains (losses)	(2,429)	(2,987)	(5,416)
Unrealized investment gains (losses)	671	5,988	6,659
Other expenses	18,733	20,020	38,753

Total amortization	16,975	23,021	39,996

Balance at December 31, 2003	$175,820	$332,617	$508,437

The estimated future amortization expense for value of business acquired is $18,319 thousand in 2004, $17,414 thousand in 2005, $17,152 thousand in 2006, $16,980 thousand in 2007 and $16,613 thousand in 2008.

Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Future Policy Benefits and Policyholder Account Balances

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 9%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 13%, less expenses, mortality charges, and withdrawals.

Separate Accounts

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

Separate accounts include one category of risk assumption: non-guaranteed separate accounts totaling $5,093,170 thousand and $2,876,807 thousand at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company’s revenues as universal life and investment-type product policy fees and totaled $78,502 thousand, $45,743 thousand and $45,354 thousand for the years ended December 31, 2003, 2002 and 2001, respectively.

5.	REINSURANCE

Effective January 1, 2001, the Company entered into a reinsurance agreement with Metropolitan Life to automatically cede certain SPDA contracts issued, on a 90% coinsurance basis. The agreement is considered to be financing and does not meet the conditions for reinsurance accounting under GAAP. There was no impact on the Company’s financial statements resulting from this transaction.

Effective April 1, 2001, the Company entered into a reinsurance agreement with Metropolitan Life to automatically cede variable annuity contracts issued on a 90% modified coinsurance basis. The agreement is treated as a financing agreement since it does not meet the conditions for reinsurance accounting under GAAP.

Effective April 1, 2001, the Company entered into a Yearly Renewable Term reinsurance agreement with Exeter Reassurance Company LTD., (a MetLife affiliate) to automatically cede varying percentages of the Guaranteed Minimum Death Benefit Rider, Guaranteed Minimum Income Benefit Rider and Earnings Preservation Benefit Rider associated with certain variable annuity contracts. The Company recognized ceded liabilities of $1,021 thousand and $604 thousand at December 31, 2003, and 2002, respectively. The Company recognized operating income of approximately $2,011 thousand and $224 thousand from this transaction in 2003 and 2002, respectively.

Effective December 31, 1999, the Company entered into a modified coinsurance reinsurance agreement with Metropolitan Life. Under the reinsurance agreement, the Company ceded life insurance and annuity business that was issued or renewed from July 25, 1999 through December 31, 1999 to Metropolitan Life. The amount of ceded life insurance and annuity business that was issued or renewed from the Company to Metropolitan Life was approximately $191,330 thousand, $177,811 thousand and $212,622 thousand at December 31, 2003, 2002 and 2001, respectively. Net earnings to Metropolitan Life from that business are experience refunded to the Company. The agreement is treated as a financing arrangement since it does not meet the conditions for reinsurance accounting under GAAP. In substance, the agreement represents a guarantee by Metropolitan Life of new business and renewed SPDA business during this period.

The Company currently reinsures 55% of the riders containing benefit guarantees related to variable annuities. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Direct premiums	$11,124	$23,413	$14,171
Reinsurance ceded	(3,757)	(783)	(1,986)

Net premiums	$7,367	$22,630	$12,185

Reinsurance recoveries netted against
policyholder benefits	$278	$730	$1,031

Reinsurance recoverables, included in premiums and other receivables, were $278 thousand at December 31, 2003. There were no reinsurance recoverables, included in premiums and other receivables at December 31, 2002.

6.	DEBT

The Company did not have any debt outstanding at December 31, 2003 and 2002. The Company had borrowings related to dollar repurchase agreements in the amount of $8,724 thousand, recorded as short-term debt, with an interest rate of 6.50% and maturity of 30 days at December 31, 2001.

Interest expense related to the Company’s indebtedness was $171 thousand for the year ended December 31, 2001.

7.	INCOME TAXES

The provision for income taxes for operations was as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Current income tax expense (benefit)
Federal	$8,565	$232	$1
State	-	(29)	-
Deferred
Federal	(12,080)	10,972	7,293

Provision for income tax (benefit) expense	$(3,515)	$11,175	$7,294

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for operations were as follows:

	Years ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Tax provision at U.S. statutory rate	$(1,448)	$13,238	$7,855
Tax effect of:
Tax exempt investment income	(2,101)	(2,010)	(1,223)
Goodwill amortization	-	-	653
State tax net of federal benefit	-	(30)	-
Other, net	34	(23)	9

Provision for income tax (benefit) expense	$(3,515)	$11,175	$7,294

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

	December 31,
	2003	2002
	(Dollars in thousands)
Deferred tax assets:
Liability for future policy benefits	$145,472	$60,834
Tax basis of intangible assets purchased	4,368	5,193
Loss and credit carryforwards	13,874	53,158

Total deferred tax assets	163,714	119,185

Deferred tax liabilities:
Deferred policy acquisition costs	156,667	124,607
Investments	1,684	99
Unrealized gain on investments	11,435	3,947
Other, net	498	1,928

Total deferred tax liabilities	170,284	130,581

Net deferred income tax liability	$(6,570)	$(11,396)

The Company has capital loss carryforwards of $39,573 thousand at December 31, 2003 which will expire between 2005 and 2008. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred tax assets.

The Company had no valuation allowance related to tax benefits for the years ended December 31, 2003 and 2002.

The Company has been audited by the Internal Revenue Service for the years through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company’s consolidated financial statements.

The Company files a consolidated federal income tax return with FMLIIC and MLIICCA. The method of allocation between the companies is both subject to written agreement and approval by the Board of Directors. The allocation is to be based upon separate return calculations, adjusted for any tax deferred intercompany transactions, with current credit for net losses to the extent recoverable in the consolidated return.

8.	COMMITMENTS, CONTINGENCIES AND GUARANTEES

Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates are in the process of responding and are fully cooperating with regard to these information requests and inquiries. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.

Summary

It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s consolidated financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.

Guarantees

In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

The Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $10,000 thousand at December 31, 2003. The credit default swap expires in 2006.

9.	EQUITY

Dividend Restrictions

Under the Missouri Insurance Law, the maximum amount of dividends the Company is permitted, without prior insurance regulatory clearance, to pay is the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). However, dividends may only be paid from positive balances in statutory unassigned funds. As such, no dividends are permissible in 2004 without prior approval of the insurance commissioner.

Statutory Equity and Income

Applicable insurance department regulations require that insurance companies prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, valuing securities on a different basis and limiting the amount, if any, of deferred income taxes that may be recognized. Statutory net income (losses) of the Company, as filed with the Department, was $40,466 thousand, ($9,653) thousand and ($620) thousand for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $269,188 thousand and $151,006 thousand at December 31, 2003 and 2002, respectively.

The National Association of Insurance Commissioners (“NAIC”) adopted the Codification of Statutory Accounting Principles (the “Codification”), which is intended to standardize regulatory accounting and reporting to state insurance departments and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance increased the Company’s statutory capital and surplus by approximately $5,089 thousand as of January 1, 2001 which primarily relates to accounting principles regarding income taxes. Further modifications by state insurance departments may impact the effect of the Codification on the Company’s statutory surplus and capital.

Other Comprehensive Income (Loss)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss):

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Holding (losses) gains on investments arising during the year	$(4,620)	$26,962	$11,634
Income tax effect of holding gains or losses	1,617	(12,696)	(5,640)
Reclassification adjustments:
Recognized holding gains (losses) included in current year income	23,027	(11,878)	(6,693)
Amortization of premiums and accretion of discounts associated with investments	9,647	(6,437)	(14,072)
Recognized holding (losses) gains allocated to other policyholder amounts	(5,416)	2,639	2,775
Income tax effect	(9,540)	7,382	8,722
Allocation of holding (losses) gains on investments relating to other policyholder amounts	(1,243)	(7,741)	3,178
Income tax effect of allocation of holding gains or losses to other policyholder amounts	435	3,645	(1,541)

Other comprehensive income (loss)	$13,907	$1,876	$(1,637)

10.	OTHER EXPENSES

Other expenses were comprised of the following:

	Years Ended December 31,
	2003	2002	2001
	(Dollars in thousands)
Compensation	$835	$254	$4,920
Commissions	120,716	82,078	61,685
Interest and debt issue costs	129	249	171
Amortization of policy acquisition costs (excludes amounts directly related to net investment gains (losses) of ($5,416), $2,639 and $2,775, respectively)	38,753	24,679	18,748
Capitalization of policy acquisition costs	(132,072)	(103,213)	(68,505)
Rent, net of sublease income	14	474	4,537
Other	57,107	54,225	48,972

Total other expenses	$85,482	$58,746	$70,528

11.	FAIR VALUE INFORMATION

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company’s financial instruments were as follows:

December 31, 2003	Carrying Value	Estimated Fair Value
	(Dollars in thousands)
Assets:
Fixed maturities	$2,373,214	$2,373,214
Equity securities	$1,228	$1,228
Mortgage loans on real estate	$222,500	$248,389
Policy loans	$28,680	$28,680
Short-term investments	$225,665	$225,665
Cash and cash equivalents	$149,106	$149,106
Liabilities:
Policyholder account balances	$3,450,348	$3,083,659

December 31, 2002	Carrying Value	Estimated Fair Value
	(Dollars in thousands)
Assets:
Fixed maturities	$1,859,229	$1,859,229
Equity Securities	$1,178	$1,178
Mortgage loans on real estate	$269,911	$305,240
Policy loans	$28,221	$28,221
Short-term investments	$129,142	$129,142
Cash and cash equivalents	$232,773	$232,773
Liabilities:
Policyholder account balances	$3,080,448	$2,896,714

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

Fixed Maturities and Equity Securities

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

Mortgage Loans on Real Estate

Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

Policy Loans

The carrying values for policy loans approximate fair value.

Cash and Cash Equivalents and Short-term Investments

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

Policyholder Account Balances

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

Derivative Financial Instruments

The fair value of derivative instruments, including financial futures, credit default and foreign currency swaps are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

12.	RELATED PARTY TRANSACTIONS

The Company entered into a Service Agreement, an Investment Management Agreement and a Principal Underwriters and Selling Agreement with its affiliated companies for 2003 and 2002. Metropolitan Life provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company. MetLife Investors Group, Inc. (“MLIG”) and MetLife Investors Distribution Company, provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2003 and 2002 by the Company, recorded in other expenses were $46,716 thousand and $48,388 thousand, respectively.

At December 31, 2003 and 2002, amounts due to affiliates of approximately $3,775 thousand and $4,485 thousand, respectively, relate primarily to Metropolitan Life and MLIG.

Since the Company is a member of a controlled group of affiliated companies its results may not be indicative of those of a stand alone entity.

In 2003 and 2001, the Company received a cash capital contribution of $56,000 thousand and $85,000 thousand, respectively, from Cova Corporation. The Company did not receive a capital contribution in 2002.

On September 10, 2002, Metlife Investors Insurance Company’s Board of Directors approved an Agreement and Plan of Merger (“Agreement”) providing for the merger of MLIICCA with and into the Company, with the Company being the surviving corporation of the merger. The Company is pursuing the certificate of authority and authorizations from the California Department of Insurance to offer variable annuities and variable life insurance products in the state of California. Upon receipt of these approvals, the Agreement will be presented to Cova, as sole shareholder of the Company, for approval.

13.    SUBSEQUENT EVENT

At October 1, 2004, the Company was distributed from Cova to MetLife. Also, at October 1, 2004, the Company completed its sale of FMLIIC to MetLife. Total assets and total liabilities of the entity sold were $566,248 thousand and $521,414 thousand, and $396,369 thousand and $354,782 thousand at December 31, 2003 and 2002, respectively. Total revenues of the entity sold included in the consolidated statements of income were $26,511 thousand, $23,045 thousand and $10,633 thousand for the years ended December 31, 2003, 2002 and 2001, respectively.

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements

The following financial statements of the Separate Account are included in Part B hereof:

1.	Report of Independent Auditors.

2.	Statement of Assets and Liabilities as of December 31, 2003.

3.	Statement of Operations for the year ended December 31, 2003.

4.	Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002.

5.	Notes to Financial Statements - December 31, 2003.

The following consolidated financial statements of the Company are included in Part B hereof:

1.	Report of Independent Auditors.

2.	Consolidated Balance Sheets as of December 31, 2003 and 2002.

3.	Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001.

4.	Consolidated Statements of Stockholder’s Equity for the years ended December 31, 2003, 2002 and 2001.

5.	Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001.

6.	Notes to Consolidated Financial Statements.

b. Exhibits

1. (i)	Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account.(2)

(ii)	Revised and Restated Resolutions of Board of Directors (adopted June 11, 2004)(14)

2.	Not Applicable.

3. (i)	Form of Principal Underwriter’s Agreement.(9)

(ii)	Principal Underwriter’s and Selling Agreement (effective January 1, 2001)(14)

(iii)	Amendment to Principal Underwriter’s and Selling Agreement (effective January 1, 2002)(14)

(iv)	Amendment No. 2 to Principal Underwriter’s and Selling Agreement (effective December 2, 2002)(14)

4. (i)	Individual Flexible Purchase Payment Deferred Variable Annuity Contract.(7)

(ii)	Enhanced Dollar Cost Averaging Rider(7)

(iii)	Three Month Market Entry Rider(7)

(iv)	Death Benefit Rider - (Compounded-Plus)(7)

(v)	Death Benefit Rider - (Annual)(7)

(vi)	Death Benefit Rider - (Annual Step-Up)(7)

(vii)	Guaranteed Minimum Income Benefit Rider - (Living Benefit)(7)

(viii)	Additional Death Benefit Rider - (Earnings Preservation Benefit)(7)

(ix)	Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider(7)

(x)	Terminal Illness Rider(7)

(xi)	Individual Retirement Annuity Endorsement(7)

(xii)	Roth Individual Retirement Annuity Endorsement(7)

(xiii)	401 Plan Endorsement(7)

(xiv)	Tax Sheltered Annuity Endorsement(7)

(xv)	Unisex Annuity Rates Rider(7)

(xvi)	Form of Endorsement (Name Change-effective February 5, 2001. MetLife Investors Insurance Company; formerly, Cova Financial Services Life Insurance Company.(4)

(xvii)	Form of Guaranteed Minimum Income Benefit Rider - (Living Benefit) (GMIB II 03/03)(12)

(xviii)	Form of Guaranteed Withdrawal Benefit Rider MLI-690-1 (7/04)(14)

(xix)	Form of Contract Schedule [Class A] 7151-2 (7/04) (filed herewith)

(xx)	Individual Retirement Annuity Endorsement 7023.1 (9/02)(14)

(xxi)	Roth Individual Retirement Annuity Endorsement 7024.1 (9/02)(14)

(xxii)	401(a)/403(a) Plan Endorsement 7026.1 (9/02)(14)

(xxiii)	Tax Sheltered Annuity Endorsement 7026.1 (9/02)(14)

(xxiv)	Simple Individual Retirement Annuity Endorsement 7276 (9/02)(14)

5. (i)	Form of Variable Annuity Application.(7)

(ii)	Form of Variable Annuity Application Class A 7155 (11/00) APPVA-504A(13)

(iii)	Form of Variable Annuity Application Class A 7155 (7/04) APPVA-504A (filed herewith)

6. (i)	Copy of Articles of Incorporation of the Company.(8)

(ii)	Copy of the Bylaws of the Company.(8)

7. (i)	Reinsurance Agreement between MetLife Investors Insurance Company and Metropolitan Life Insurance Company.(10)

(ii)	Automatic Reinsurance Agreement between MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd.(10)

8. (i) (a)	Form of Fund Participation Agreement among MFS Variable Insurance Trust, Cova Financial Services Life Insurance Company and Massachusetts Financial Services Company (November 1997)(5)

(b)	Partial Termination of Participation Agreement dated November 24, 1997, as amended by Amendment No. 1 dated October 22, 1998 by and among MFS Variable Insurance Trust, Cova Financial Services Life Insurance Company and Massachusetts Financial Service Company (January 28, 1999)(15)

(c)	Form of Amendment to Participation Agreement dated November 24, 1997 by and among MFS Variable Insurance Trust, Cova Financial Services Life Insurance Company and Massachusetts Financial Service Company (1998)(15)

(d)	Amendment No. 2 to Participation Agreement dated November 24, 1997, as amended by Amendment No. 1 dated October 22, 1998 by and among MFS Variable Insurance Trust, Cova Financial Services Life Insurance Company and Massachusetts Financial Service Company (October 1, 1999)(15)

(ii)	Form of Fund Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds Corp. and Cova Financial Services Life Insurance Company (December 12, 1997)(6)

(iii) (a)	Participation Agreement Among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and MetLife Investors Insurance Company (February 12, 2001)(10)

(b)	First Amendment to Participation Agreement Among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and MetLife Investors Insurance Company (September 14, 2001)(10)

(iv)	Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and Cova Financial Services Life Insurance Company (effective September 1, 2000)(14)

(v)	Form of Fund Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Cova Financial Services Life Insurance Company, on behalf of itself and its separate accounts, and Cova Life Sales Company (1997)(6)

9.	Opinion and Consent of Counsel.(13)

10. (i)	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) (filed herewith)

(ii)	Consent of Counsel (Sutherland Asbill & Brennan LLP) (filed herewith)

(iii)	Consent of Counsel (MetLife Investors Insurance Company) (filed herewith)

11.	Not Applicable.

12.	Agreement Governing Contribution.(2)

13.	Powers of Attorney for Michael K. Farrell, James P. Bossert, Susan A. Buffman, Michael R. Fanning, Hugh C. McHaffie, Richard C. Pearson, Elizabeth M. Forget, George Foulke and Jeffrey A. Tupper(11)

(1)	incorporated herein by reference to Registrant’s Amendment No. 11 on Form N-4 (File Nos. 033-39100 and 811-52001) as electronically filed on April 30, 1998.

(2)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-4 (File Nos. 033-39100 and 811-05200) as electronically filed on April 29, 1999.

(3)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 on Form N-4 (File Nos. 333-34741 and 811-05200) as electronically filed on May 1, 2000.

(4)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on May 1, 2001.

(5)	incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-4/A (File Nos. 333-34741 and 811-05200) as electronically filed on November 20, 1997.

(6)	incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-4 (File Nos. 333-34741 and 811-05200) as electronically filed on January 26, 1998.

(7)	incorporated herein by reference to Registrant’s Form N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on November 22, 2000.

(8)	incorporated herein by reference to Registrant’s Form N-4 (File Nos. 333-34741 and 811-05200) as electronically filed on August 29, 1997.

(9)	incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-4 (File Nos. 333-50540 and 811-05200) as electronically filed on March 6, 2001.

(10)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 on Form N-4 (File Nos. 333-54358 and 811-05200) as electronically filed on April 30, 2003.

(11)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-4 (File Nos. 333-50540 and 811-05200) as filed electronically filed on April 27, 2004.

(12)	incorporated herein by reference to MetLife Investors USA Separate Account A’s Post-Effective Amendment No. 5 to Form N-4 (File Nos. 333-54464 and 811-03365) filed electronically on April 27, 2004.

(13)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to Form N-4 (Files Nos. 333-54358 and 811-05200) as electronically filed on April 28, 2004.

(14)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 to Form N-4 (Files Nos. 333-50540 and 811-05200) as electronically filed on July 15, 2004.

(15)	incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 to Form N-4 (File Nos. 333-50540 and 811-05200) filed electronically on November 1, 2004.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address	Positions and Offices with Depositor

Michael K. Farrell 22 Corporate Plaza Drive Newport Beach, CA 92660	Chairman of the Board, President, Chief Executive Officer and Director

Susan A. Buffum 334 Madison Avenue Convent Station, NJ 07961	Director

James P. Bossert 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, Chief Financial Officer and Director

Michael R. Fanning 501 Boylston Street Boston, MA 02116	Director

Elizabeth M. Forget 260 Madison Avenue New York, NY 10016	Director

George Foulke 501 Route 22 Bridgewater, NJ 08807	Director

Hugh C. McHaffie 501 Boylston Street Boston, MA 02116	Executive Vice President and Director

Kevin J. Paulson 4700 Westown Parkway West DesMoines, IA 50266	Senior Vice President

Richard C. Pearson 22 Corporate Plaza Drive Newport Beach, CA 92660	Executive Vice President, General Counsel, Secretary and Director

Helayne F. Klier 260 Madison Avenue New York, NY 10016	Executive Vice President

Jeffrey A. Tupper 22 Corporate Plaza Drive Newport Beach, CA 92660	Assistant Vice President and Director

Debora L. Buffington 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President, Director of Compliance

Leonard M. Bakal 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	Vice President

Betty Davis 1125 - 17th Street Denver, CO 80202	Vice President

Brian C. Kiel 501 Route 22 Bridgewater, NJ 08807	Vice President, Appointed Actuary

Christopher A. Kremer 501 Boylston Street Boston, MA 02116	Vice President

Marian J. Zeldin 501 Route 22 Bridgewater, NJ 08907	Vice President

Karen A. Johnson 501 Boylston Street Boston, MA 02116	Vice President

Deron J. Richens 22 Corporate Plaza Drive Newport Beach, CA 92660	Vice President

Anthony J. Williamson 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of MetLife Investors Insurance Company under Missouri insurance law. MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. as of September 30, 2004. Subsequently, on October 1, 2004, MetLife Investors Insurance Company became a wholly-owned direct subsidiary of MetLife, Inc.

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES AS OF SEPTEMBER 30, 2004

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2004. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

B.	MetLife Bank National Association (USA)

C.	Exeter Reassurance Company, Ltd. (Bermuda)

D.	MetLife Taiwan Insurance Company Limited (Taiwan)

E.	Metropolitan Insurance and Annuity Company (DE)

1.	TH Tower NGP, LLC (DE)

2.	Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

3.	TH Tower Leasing, LLC (DE)

F.	MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G.	MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

1.	MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

a)	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H.	MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.	MetLife Mexico Services, S.A. dè C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.	Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.	MetLife Securities, Inc. (DE)

L.	Enterprise General Insurance Agency, Inc. (DE)

1.	MetLife General Insurance Agency of Texas, Inc. (DE)

2.	MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

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3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	Met P&C Managing General Agency, Inc. (TX)

5.	MetLife Auto & Home Insurance Agency, Inc. (RI)

6.	Metropolitan Group Property and Casualty Insurance Company (RI)

a)	Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

7.	Metropolitan Lloyds, Inc. (TX)

a)	Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

8.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

N.	Cova Corporation (MO)

1.	Texas Life Insurance Company (TX)

a)	Texas Life Agency Services, Inc. (TX)

b)	Texas Life Agency Services of Kansas, Inc. (KS)

2.	Cova Life Management Company (DE)

3.	MetLife Investors Insurance Company (MO)

a)	MetLife Investors Insurance Company of California (CA)

b)	First MetLife Investors Insurance Company (NY)

O.	Metropolitan Tower Life Insurance Company (DE)

P.	N.L. Holding Corp. (DEL) (NY)

1.	Nathan & Lewis Associates, Inc. (NY)

a)	Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

b)	Nathan and Lewis Associates of Texas, Inc. (TX)

Q.	Walnut Street Securities, Inc. (MO)

1.	Walnut Street Advisers, Inc. (MO)

R.	MetLife Investors Group, Inc. (DE)

1.	MetLife Investors USA Insurance Company (DE)

2.	MetLife Investors Distribution Company (DE)

3.	Met Investors Advisory, LLC (DE)

4.	MetLife Investors Financial Agency, Inc. (TX)

S.	MetLife International Holdings, Inc. (DE)

1.	Natiloportem Holdings, Inc. (DE)

2

a)	Servicios Administrativos Gen, S.A. de C.V. (Mexico)

2.	MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

3.	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

4.	Metropolitan Life Seguros de Retiro S.A. (Argentina)- 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

5.	Metropolitan Life Seguros de Vida S.A. (Argentina)- 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

a)	Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

6.	MetLife Insurance Company of Korea Limited (South Korea)

7.	Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

T.	Metropolitan Life Insurance Company (NY)

1.	334 Madison Avenue BTP-D Holdings, LLC (DE)

2.	334 Madison Avenue BTP-E Holdings, LLC (DE)

3.	334 Madison Avenue Euro Investments, Inc. (DE)

a)	Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

(1)	Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

4.	St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

5.	One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

6.	CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

7.	GA Holding Corp. (MA)

8.	CRH Co., Inc. (MA)

9.	L/C Development Corporation (CA)

10.	Benefit Services Corporation (GA)

11.	Thorngate, LLC (DE)

12.	Alternative Fuel I, LLC

13.	Transmountain Land & Livestock Company (MT)

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14.	MetPark Funding, Inc. (DE)

15.	HPZ Assets LLC (DE)

16.	MetDent, Inc. (DE)

17.	Missouri Reinsurance (Barbados), Inc. (Barbados)

18.	Metropolitan Tower Realty Company, Inc. (DE)

19.	P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

20.	MetLife (India) Private Ltd. (India)

21.	Metropolitan Marine Way Investments Limited (Canada)

22.	MetLife Private Equity Holdings, LLC (DE)

23.	Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

24.	23rd Street Investments, Inc. (DE)

a)	Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

b)	Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

25.	Metropolitan Realty Management, Inc. (DE)

a)	Cross & Brown Company (NY)

(1)	CBNJ, Inc. (NJ)

26.	Hyatt Legal Plans, Inc. (DE)

a)	Hyatt Legal Plans of Florida, Inc. (FL)

27.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

28.	SSRM Holdings, Inc. (DE)- Employees of State Street Research & Management Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

a)	State Street Research & Management Company (DE)

(1)	State Street Research Investment Services, Inc. (MA)

b)	SSR Realty Advisors, Inc. (DE)

(1)	Metric Management, Inc. (DE)

(2)	Metric Assignor, Inc. (CA)

(3)	SSR AV, Inc. (DE)

(4)	SSR Development Partners LLC (DE)

4

(5)	Metric Property Management, Inc. (DE)

(6)	Metric Realty (IL) - 50% is owned by SSR Realty Advisors, Inc. and 50% is owned by Metric Property Management, Inc.

29.	Bond Trust Account A (MA)

30.	Metropolitan Asset Management Corporation (DE)

a)	MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

(1)	MetLife Capital CFLI Holdings, LLC (DE)

(a)	MetLife Capital CFLI Leasing, LLC (DE)

b)	MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

c)	MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

d)	MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

e)	MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

f)	MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

31.	New England Life Insurance Company (MA)

a)	MetLife Advisers, LLC (MA)

b)	New England Securities Corporation (MA)

(1)	Hereford Insurance Agency, Inc. (MA)

c)	Newbury Insurance Company, Limited (Bermuda)

d)	New England Pension and Annuity Company (DE)

e)	Omega Reinsurance Corporation (AZ)

32.	GenAmerica Financial Corporation (MO)

a)	GenAmerica Capital I (DE)

b)	General American Distributors, Inc. (MO)

c)	General American Life Insurance Company (MO)

(1)	Paragon Life Insurance Company (MO)

(2)	GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

5

(3)	Krisman, Inc. (MO)

(4)	White Oak Royalty Company (OK)

(5)	Equity Intermediary Company (MO)

(a)	Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

(i)	Reinsurance Company of Missouri, Incorporated (MO)

(A)	RGA Reinsurance Company (MO)

(aa)	Fairfield Management Group, Inc. (MO)

(a.1)	Reinsurance Partners, Inc. (MO)

(a.2)	Great Rivers Reinsurance Management, Inc. (MO)

(a.3)	RGA (U.K.) Underwriting Agency Limited (United Kingdom)

(ii)	Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

(iii)	RGA Sigma Reinsurance SPC (Cayman Islands)

(iv)	RGA Capital Trust I (DE)

(v)	RGA Americas Reinsurance Company, Ltd.

(Barbados)

(vi)	RGA Reinsurance Company (Barbados) Ltd.

(Barbados)

(A)	RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

(vii)	RGA Life Reinsurance Company of Canada (Canada)

(viii)	RGA International Corporation (Nova Scotia)

(A)	RGA Financial Products Limited (Canada)

(ix)	RGA Holdings Limited (U.K.) (United Kingdom)

(A)	RGA UK Services Limited (United Kingdom)

(B)	RGA Capital Limited U.K. (United Kingdom)

(C)	RGA Reinsurance (UK) Limited (United Kingdom)

(x)	RGA South African Holdings (Pty) Ltd. (South Africa)

(A)	RGA Reinsurance Company of South Africa Limited (South Africa)

(xi)	RGA Australian Holdings PTY Limited (Australia)

(A)	RGA Reinsurance Company of Australia Limited (Australia)

(B)	RGA Asia Pacific PTY, Limited (Australia)

(xii)	General American Argentina Seguros de Vida, S.A. (Argentina)

(xiii)	RGA Argentina S.A. (Argentina)

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(xiv)	Malaysia Life Reinsurance Group Berhad (Malaysia)- 30% interest of Malaysia Life Reinsurance Group Berhad is held by Reinsurance Group of America, Incorporated.

(xv)	RGA Technology Partners, Inc. (MO)

(xvi)	RGA International Reinsurance Company (Ireland)

The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships (“MILPs”), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

5) New England Life Insurance Company (“NELICO”), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer’s shares.

7) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

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ITEM 27. NUMBER OF CONTRACT OWNERS

As of September 30, 2004, for Class A contracts there were 1,198 qualified contract owners and 2,410 non-qualified contract owners.

ITEM 28. INDEMNIFICATION

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney’s fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

Met Investors Series Trust;

MetLife Investors USA Separate Account A;

MetLife Investors Variable Annuity Account Five;

MetLife Investors Variable Life Account One;

MetLife Investors Variable Life Account Five; and First

MetLife Investors Variable Annuity Account One.

(b)	MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.

Name and Principal Business Address	Positions and Offices with Underwriter
Richard C. Pearson	President and Director
22 Corporate Plaza Drive
Newport Beach, CA 92660

Elizabeth M. Forget	Executive Vice President, Chief Marketing
260 Madison Avenue	Officer and Director
New York, NY 10016

Edward C. Wilson	Executive Vice President, Chief Distribution
22 Corporate Plaza Drive	Officer and Director
Newport Beach, CA 92660

James P. Bossert	Director
22 Corporate Plaza Drive
Newport Beach, CA 92660

Michael K. Farrell	Director
22 Corporate Plaza Drive
Newport Beach, CA 92660

Lisa S. Kuklinski	Director
Harborside Financial Center
600 Plaza II
Jersey City, NJ 07311

Paul Hipworth	Executive Vice President, Chief Financial Officer
22 Corporate Plaza Drive
Newport Beach, CA 92660

Paul A. LaPiana	Executive Vice President, Life Insurance
22 Corporate Plaza Drive	Distribution Division
Newport Beach, CA 92660

Helayne F. Klier	Executive Vice President
260 Madison Avenue
New York, NY 10016

Leslie Sutherland	Executive Vice President, Chief Sales Officer
22 Corporate Plaza Drive
Newport Beach, CA 92660

Charles M. Deuth	Vice President, National Accounts and Director
22 Corporate Plaza Drive
Newport Beach, CA 92660

Debora L. Buffington	Vice President, Director of Compliance
22 Corporate Plaza Drive
Newport Beach, CA 92660

Anthony J. Dufault	Vice President
22 Corporate Plaza Drive
Newport Beach, CA 92660

James R. Fitzpatrick	Vice President
22 Corporate Plaza Drive
Newport Beach, CA 92660

Paul M. Kos	Vice President
22 Corporate Plaza Drive
Newport Beach, CA 92660

Deron J. Richens	Vice President
22 Corporate Plaza Drive
Newport Beach, CA 92660

Paul A. Smith	Vice President
22 Corporate Plaza Drive
Newport Beach, CA 92660

Cathy Sturdivant	Vice President
22 Corporate Plaza Drive
Newport Beach, CA 92660

Paulina Vakouros	Vice President
22 Corporate Plaza Drive
Newport Beach, CA 92660

Jonnie L. Crawford	Secretary
22 Corporate Plaza Drive
Newport Beach, CA 92660

Anthony J. Williamson	Treasurer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

(c)	Compensation from the Registrant: The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name Of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption	Brokerage Commissions	Other Compensation
MetLife Investors Distribution Company	$91,890,954	0	0	0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

(a)	Registrant

(b)	Metlife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266

(c)	State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110

(d)	MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660

(e)	MetLife Investors Insurance Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660

(f)	Metropolitan Life Insurance Company, 4010 Boy Scout Blvd., Tampa, FL 33607

(g)	Metropolitan Life Insurance Company, 501 Boylston Street, Boston, MA 02116

(h)	Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. MetLife Investors Insurance Company (“Company”) hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

REPRESENTATIONS

The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Newport Beach and State of California on this 1st day of November 2004.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE (Registrant)

By:	METLIFE INVESTORS INSURANCE COMPANY

By:	/s/ Michael K. Farrell
Michael K. Farrell
President and Chief Executive Officer

METLIFE INVESTORS INSURANCE COMPANY (Depositor)

By:	/s/ Michael K. Farrell
Michael K. Farrell
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 1, 2004.

/s/ Michael K. Farrell*	Chairman of the Board, Chief Executive Officer, President and Director
Michael K. Farrell

/s/ James P. Bossert* James P. Bossert	Executive Vice President and Chief Financial Officer (Principal Accounting Officer) and Director

/s/ Susan A. Buffum*	Director
Susan A. Buffum

/s/ Michael R. Fanning*	Director
Michael R. Fanning

/s/ Elizabeth M. Forget*	Director
Elizabeth M. Forget

/s/ George Foulke*	Director
George Foulke

/s/ Hugh C. McHaffie*	Director
Hugh C. McHaffie

/s/ Richard C. Pearson*	Director
Richard C. Pearson

/s/ Jeffrey A. Tupper*	Director
Jeffrey A. Tupper

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-In-Fact
November 1, 2004

*	Metlife Investors Insurance Company, Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 on Form N-4 (File Nos. 333-50540/811-05200) filed as Exhibit 14 on April 27, 2004.

INDEX TO EXHIBITS

10(i)	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

10(ii)	Consent of Counsel (Sutherland Asbill & Brennan LLP)

10(iii)	Consent of Counsel (Metlife Investors Insurance Company)